UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 7, 2004

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                               NOVADEL PHARMA INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                      000-23399               22-2407152
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                              25 MINNEAKONING ROAD
                          FLEMINGTON, NEW JERSEY 08822
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (908) 782-3431
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

On December 7, 2004, the Company's Board of Directors approved an amendment to the Company's By-laws. The amendment allows the Board of Directors to designate any date and time as the date and time of the Company's annual meeting of shareholders. Prior to the amendment, the By-laws provided that the Company's annual meeting of shareholders be held on a date set by the Board of Directors within five months after the close of the fiscal year of the Company (Article II, Section 2).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            3.2. By-Laws of NovaDel Pharma Inc., as amended through December 7, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NOVADEL PHARMA INC.


                               By:  /s/ Gary A. Shangold
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                               Name: Gary A. Shangold, Ph.D.
                               Title: President and Chief Executive Officer